UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(D) of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 5, 2010

Radian Group Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-11356	23-2691170
(Commission File Number)	(IRS Employer Identification No.)

1601 Market Street, Philadelphia, Pennsylvania	19103
(Address of Principal Executive Offices)	(Zip Code)

(215) 231—1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 5, 2010, Radian Group Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Keefe, Bruyette & Woods, Inc. and Morgan Stanley & Co. Incorporated, as the representatives of the several underwriters listed therein (collectively, the “Underwriters”), relating to the sale of 50,000,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), plus an additional 7,500,000 shares of Common Stock if the Underwriters exercise their 30-day option to purchase additional shares to cover over-allotments, if any, at a public offering price of $11.00 per share. The Underwriting Agreement contains other terms and conditions, including indemnification rights and obligations of the parties thereto, that are generally customary for transactions of this nature. The transactions contemplated by the Underwriting Agreement are expected to close on May 11, 2010, subject to customary closing conditions. The net proceeds from this offering, after deducting the Underwriters’ discounts and estimated offering expenses, are expected to be approximately $526 million (or approximately $605 million if the Underwriters exercise their over-allotment option in full). The foregoing description of terms of the Underwriting Agreement is qualified in its entirety by reference to the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report and is incorporated herein by reference.

The offering is being made pursuant to an existing and effective shelf registration statement filed on Form S-3 (File No. 333-160657) with the Securities and Exchange Commission (the “SEC”), as supplemented by a final prospectus supplement dated May 5, 2010, to be filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended (together, the “Registration Statement”).

Item 8.01.	Other Events.

On May 5, 2010, the Company issued a press release announcing that it has priced the offering described in Item 1.01. A copy of the press release is included as Exhibit 99.1 to this report and is incorporated by reference herein.

The opinion of Drinker Biddle & Reath LLP regarding the validity of the Common Stock issued pursuant to the offering described in Item 1.01 is filed as Exhibit 5.1 hereto and is incorporated by reference in its entirety into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated May 5, 2010.

5.1	Opinion of Drinker Biddle & Reath LLP dated May 5, 2010.

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1).

99.1	Press Release dated May 5, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIAN GROUP INC.
(Registrant)

Date: May 5, 2010	By:	/S/ C. ROBERT QUINT
C. Robert Quint
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated May 5, 2010.

5.1	Opinion of Drinker Biddle & Reath LLP dated May 5, 2010.

23.1	Consent of Drinker Biddle & Reath LLP (included in Exhibit 5.1).

99.1	Press Release dated May 5, 2010.